Exhibit 99.1
1 1 Howard Weil Energy Conference March 28, 2011 Rick Navarre President and Chief Commercial Officer

2 Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of Jan. 25, 2011. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: demand for coal in the United States and the Pacific Rim thermal and metallurgical coal seaborne markets; price volatility and demand, particularly in higher-margin products and in our trading and brokerage businesses; impact of weather on demand, production and transportation; reductions and/or deferrals of purchases by major customers and ability to renew sales contracts; credit and performance risks associated with customers, suppliers, co-shippers, trading, banks and other financial counterparties; geologic, equipment, permitting and operational risks related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; successful implementation of business strategies, including our Btu Conversion and generation development initiatives; negotiation of labor contracts, employee relations and workforce availability; changes in postretirement benefit and pension obligations and funding requirements; replacement and development of coal reserves; access to capital and credit markets and availability and costs of credit, margin capacity, surety bonds, letters of credit, and insurance; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); effects of acquisitions or divestitures; economic strength and political stability of countries in which we have operations or serve customers; legislation, regulations and court decisions or other government actions, including new environmental requirements, changes in income tax regulations or other regulatory taxes; litigation, including claims not yet asserted; and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority- owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expense, and depreciation, depletion and amortization. EBITDA, which is not calculated identically by all companies, is not a substitute for operating income, net income or cash flow as determined in accordance with United States generally accepted accounting principles. Management uses EBITDA as a key measure of operating performance and also believes it is a useful indicator of the company's ability to meet debt service and capital expenditure requirements. Adjusted EPS is defined as income from continuing operations and diluted earnings per share excluding the impact of the remeasurement of foreign income tax accounts. Management has included this measurement because, in management's opinion, excluding such impact is a better indicator of the company's ongoing effective tax rate and diluted earnings per share, and is therefore more useful in comparing the company's results with prior and future periods. 01/25/11

3 Peabody Energy: The Only Global Pure-Play Coal Investment World Coal: Long-term supercycle in early stages BTU: Unique assets, position and prospects Significant leverage to high-growth Asian markets #1 in fastest growing U.S. regions Major catalysts for growth and increased shareholder value

(CHART) 4 Revenues reach record $6.9 billion in 2010 EBITDA rises 41% Doubles in just 4 years EPS climbs 58% Operating cash flows total $1.1 billion $2.7 billion of liquidity to fund growth Margin expansion in every operating region $1,815 2010 EBITDA and Earnings Second Best in Company History $ in Millions 2006 2007 2008 2009 2010 Based on 2010 results. EBITDA excludes discontinued operations. EPS is adjusted diluted EPS from continuing operations as defined on slide 2. $910 Peabody EBITDA

(CHART) 5 BTU: Delivering Superior Margins Source: Earnings release data through Dec. 31, 2010; peers comprised of ACI, ANR, CNX, ICO, MEE and PCX. Gross Margins Containing costs through structural investments and process improvement Leveraging higher prices through portfolio management and contracting strategies BTU Peers Peabody Gross Margins Rise to 29% in 2010 Peabody Expanding Margins

Global Markets Outstanding for Coal

Supply Supply Demand Demand Global Coal Supply Constrained As Demand Accelerates 7 Australia flood losses estimated at 25 million tonnes from December through Q1 15 million tonnes met; 10 million tonnes thermal Southern Hemisphere rains impact another 10 million tonnes Heavy cooling degree days in winter across Asia, Europe and America Global steel production and prices rise Coal generation in China, India, Japan and Korea up 7% - 10% YTD

Japanese Earthquake Impacts Global Coal Markets 8 Some replacement from coal likely, offset by modest near-term disruptions of coal imports/plants 12.4 GW of nuclear plants damaged Possible increased coal plant utilization Operating at ~75% capacity in 2010 Japan and Asia steel mills to run harder to rebuild infrastructure, replace steel Benefit to European coal imports given nuclear reviews and higher gas prices Global nuclear questions represent growth potential for coal-fueled power Major reviews likely in the 30 nations with nuclear power Nuclear = 14% of global power; 29% growth predicted by 2020 Near- and Long-Term Implications Point to Higher Coal Generation

(CHART) Australian Met Coal Pricing Continues to Increase Customers signing six-month and quarterly contracts at $315 and $330 per tonne Peabody levered to rising met coal prices 100% of expected sales in 2012 and beyond unpriced 9 High-Quality Hard Coking Coal April Benchmark Sets New Record Price Per Tonne

Newcastle Thermal Coal Prices Reaching New Highs BTU levered to rising thermal coal prices 6 - 7 million tons unpriced in 2011 12 - 13 million tons unpriced in 2012 10 Newcastle Thermal Coal Source: Third party pricing data as of March 15, 2011. Unpriced positions as of Jan. 25, 2011 earnings release. Newcastle Prices $120 - $130 Per Tonne (CHART)

(CHART) Australia Expected to Supply Majority of Global Met Coal Increase Expected Increase in Seaborne Met Demand 2010 - 2015 Expected Increase in Seaborne Met Supply 2010 - 2015 Source: Peabody analysis. 65 - 75 Atlantic (CHART) Brazil India China Europe South Korea Japan 85 - 95 Australia Mongolia Other Pacific Russia GAP 11

12 12 Seaborne Thermal Coal: Demand Expected to Outpace Supply Expected to Outpace Supply Expected to Outpace Supply Expected Increase in Seaborne Thermal Demand 2010 - 2015 India China Other Pacific Atlantic Expected Increase in Seaborne Thermal Supply 2010 - 2015 2010 - 2015 2010 - 2015 2010 - 2015 Australia Indonesia Russia S. Africa Colombia Other Source: Peabody analysis. 2010 2015 2010 2015 50-75 Million Tonne Shortfall

Peabody Expanding Australia Production to Serve Rising Demand Production to Serve Rising Demand Production to Serve Rising Demand 13 ~8.0 15.0 - 17.0 12.0 - 15.0 27.0 35.0 - 40.0 Tons in Millions Actual results may differ from forecast. Statement on forward-looking information detailed on slide 2. 22.3 Australia Platform Grows to 35 - 40 Million Tons Per Year by 2014 - 2015 Metallurgical Coal Seaborne Thermal Domestic Thermal

U.S. Coal Demand Likely to See Modest Rebound in 2011 Positives: Year-to-date stockpile draws twice the five-year average 5+% rise in industrial output Little additional coal-to-gas switching likely Increasing coal exports Challenges: Muted GDP growth Coal plants still running below historical capacity Stockpiles running above target levels Greater recovery seen in 2012 and beyond 14 Peabody's U.S. Unpriced Position Leveraged to 2012 Recovery BTU's Unpriced U.S. Volumes 2011: Modest Amounts 2012: 35% - 40% 2013: 75% - 85% Unpriced positions as of Jan. 25, 2011 earnings release.

Where to Invest in the U.S.? Peabody Starts Where Demand is Rising Peabody Starts Where Demand is Rising Peabody Starts Where Demand is Rising 15 Expected U.S. Coal Demand Change 2010 - 2015 (Tons in Millions) 60-70 45-55 (5) - 5 (10-15) (45-55) Estimates based on Peabody analysis and industry reports. Includes exports. CAPP Challenged by Permitting, Geology, Safety, Cost Structure ILB Fastest Growing Region PRB Growing to the East and Far East

BTU Advancing Multiple Projects in U.S. Bear Run Growing to ~8 MT in 2012 Wild Boar In production, rising to ~2 MT in 2011 Gateway North Expanding ~40% to 4.5 million tons in several years El Segundo Adding 1+ MT in 2011 PRB Adding ultra-class trucks; Modest volume growth in 2011 School Creek pending West Coast Exports Developing plans for PRB exports to Asia at scale 16

Peabody Secures Major Long-Term Agreement for PRB Exports to Asia 17 Peabody access: Up to 24 MTPY Ultimate port capacity of 48 MTPY of coal Permitting under way by SSA for deep-draft site in Cherry Point, Wash. Estimated cost of $500 million Projected 2015 startup Favorable local business and labor support Subbituminous market expected to rise ~100+ MTPY by 2015 Expands Opportunities for PRB to Serve Fastest Growing Markets

Early Stages of Coal Supercycle

Coal: Entering the Early Stages of a Long-Term Supercycle 19 Coal: The World's Fastest Growing Fuel for Past Decade Source: BP Statistical Review of World Energy, June 2010. Coal +46% Growth in Major Energy Forms (1999 - 2009) Natural Gas +27% Oil +10% Hydro +25% Nuclear +7%

Future Coal Generation Growth: More Than Double That of Any Other Source Than Double That of Any Other Source Than Double That of Any Other Source 20 Electricity Generation (TWh) Source: International Energy Agency, World Energy Outlook 2010. Exceeds Growth in Gas, Oil, Nuclear, Hydro, Biomass, Geo & Solar 3,516 1,604 (368) 779 1,030 226 55 107 Incremental Generation by Fuel Type (2008 - 2020)

21 21 Global Met Coal Use Forecast to Rise ~600 Million Tonnes by 2020 Expected Global Steel Production And Met Coal Demand Source: World Steel Association; third party data and Peabody analysis. Global steel production expected to rise nearly two-thirds by 2020 Bulk of market share growth in China and India Trend highlights structural shortage of premium coking coal Other India China EU/US Met Coal Demand (Million Tonnes) Steel Production (Million Tonnes)

Country Country Project Pipeline Australia Organic expansion program to lift production to 35 - 40 million tons by 2014-2015 China GreenGen partner; Projects with Huaneng/Calera (Inner Mongolia) and Yankuang (Xinjiang) and others Indonesia Executed long-term sourcing agreement; Pursuing greenfield developments, JV prospects, M&A India Exploring long-term coal supplies and other strategic ventures with Coal India Mongolia Shortlist bidder for Tavan Tolgoi; Exploration program under way in Winsway JV United States Advancing West Coast terminal for PRB exports to Asia Peabody Energy: Multiple Growth Catalysts to Serve Asian Demand 22

23 2011 Peabody Key Focus Areas Capture value from upward coal price movements within our significant open position Advance expansion of Australian metallurgical and thermal export mines, work to recapture value lost from the recent flooding Advance emerging growth projects and commercial transactions in China, Mongolia, Indonesia and India Extend Peabody's three primary U.S. growth avenues: the Powder River Basin, Illinois Basin and U.S. exports Aggressively pursue accretive acquisitions in growth areas Maintain intensity for excellence in safety, operations, portfolio management, trading/brokerage and social responsibility

Peabody The Leader Among U.S. Peers #1 Tons Sold #1 Net Income #1 Market Cap #1 Reserves #1 PRB & ILB #1 Exports #1 Credit Rating 24 Fuels 10% of U.S. Generation and 2% of World's Power Greater than the Next Eight Largest U.S. Peers Combined Nearly One-Third of U.S. Coal Market Cap 9 Billion Tons; > Oil Reserves in the Continental U.S. Largest Producer in Fastest Growing U.S. Regions Global Operations Serve Customers on Six Continents BB+ Rating the Highest of U.S. Peers Source: Based on latest available public data.

25 A return to historical multiples represents significant upside Valuation growth driven by: Global expansion to serve fastest growing markets High-quality asset base Earnings leverage to rising seaborne prices Strong track record for delivering results Current valuation ignores supercyle and prices BTU at late-cycle multiples BTU: Significant Upside to Shareholder Value 2010 Peabody One-Year Forward EV/EBITDA Multiple (CHART) Five-Year Average Source: Forward multiples based on First Call data.

26 For Further Information: Vic Svec Senior Vice President Investor Relations and Corporate Communications 1.314.342.7768 Katie Fink Senior Manager Investor Relations 1.314.342.7728